Exhibit 1.1
Execution Version
PLAINS ALL AMERICAN PIPELINE, L.P.
PAA FINANCE CORP.
$400,000,000 3.95% Senior Notes due 2015
UNDERWRITING AGREEMENT
July 7, 2010
J.P. Morgan Securities Inc.
Banc of America Securities LLC
BNP Paribas Securities Corp.
Mizuho Securities USA Inc.
Scotia Capital (USA) Inc.
ING Financial Markets LLC
SG Americas Securities, LLC
U.S. Bancorp Investments, Inc.
BBVA Securities Inc.
BMO Capital Markets Corp.
Comerica Securities, Inc.
Daiwa Capital Markets America Inc.
Morgan Stanley & Co. Incorporated
Natixis Bleichroeder LLC
The Williams Capital Group, L.P.
c/o J.P. Morgan Securities Inc.
383 Madison Avenue
New York, New York 10179
Ladies and Gentlemen:
          Plains All American Pipeline, L.P., a Delaware limited partnership (the “Partnership”), and PAA Finance Corp., a Delaware corporation (“PAA Finance” and, together with the Partnership, the “Issuers”), propose to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”), for whom J.P. Morgan Securities Inc., Banc of America Securities LLC and BNP Paribas Securities Corp. are acting as the representatives (the “Representatives”), $400,000,000 aggregate principal amount of 3.95% Senior Notes due September 15, 2015 (the “Notes”). The Notes are to be issued under an indenture dated as of September 25, 2002 (the “Base Indenture”), among the Issuers and U.S. Bank National Association, as successor trustee (the “Trustee”), as amended by the Eighteenth Supplemental Indenture, to be dated as of July 14, 2010, among the Issuers, the Subsidiary Guarantors (as defined herein) and the Trustee (the Base Indenture, as so amended, the “Indenture”), and will be guaranteed on an unsecured basis by each of the Subsidiary Guarantors (the “Guarantees”).

          PAA GP LLC, a Delaware limited liability company (the “General Partner”), is the general partner of the Partnership. Plains AAP, L.P., a Delaware limited partnership (“Plains AAP”), owns a 100% membership interest in the General Partner. Plains All American GP LLC, a Delaware limited liability company (“GP LLC” and, collectively with the General Partner and Plains AAP, the “GP Entities”), is the general partner of Plains AAP.
          The subsidiaries of the Partnership listed on Schedule III attached hereto are referred to herein as the “Domestic Subsidiary Guarantors.” The subsidiaries of the Partnership listed on Schedule IV attached hereto are referred to herein as the “Canadian Subsidiary Guarantors.” The subsidiaries of the Partnership listed on Schedule V attached hereto are referred to herein as the “PNG Entities.” The subsidiaries of the Partnership listed on Schedule VI attached hereto are referred to herein as the “Other Subsidiaries.” The Domestic Subsidiary Guarantors and the Canadian Subsidiary Guarantors are collectively referred to herein as the “Subsidiary Guarantors.” The PNG Entities and the Other Subsidiaries are collectively referred to herein as the “Non-Guarantor Subsidiaries.” The Non-Guarantor Subsidiaries, the Subsidiary Guarantors and PAA Finance are collectively referred to herein as the “Subsidiaries.” The Issuers and the Subsidiary Guarantors are collectively referred to herein as the “Plains Parties.” The Plains Parties, the GP Entities and the Non-Guarantor Subsidiaries are collectively referred to herein as the “Plains Entities.”
          This is to confirm the agreement among the Plains Parties and the Underwriters concerning the several purchases of the Notes by the Underwriters.
1. Representations and Warranties of the Plains Parties. The Plains Parties, jointly and severally, represent and warrant to the Underwriters that:
     (a) Registration. A registration statement on Form S-3 relating to the Notes (File No. 333-162475) (i) has been prepared by the Issuers in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Issuers to the Representatives. As used in this Agreement:
     (i) “Applicable Time” means 3:00 p.m., New York City time, on July 7, 2010, which the Underwriters have informed the Issuers and their counsel is a time prior to the first sale of the Notes;
     (ii) “Base Prospectus” means the base prospectus included in the Registration Statement at the Applicable Time.
     (iii) “Effective Date” means any date as of which any part of such registration statement relating to the Notes became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;
     (iv) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) or “issuer free writing prospectus” (as defined in Rule 433 of the Rules and Regulations) prepared by or on behalf of the Issuers or used or referred to by the Issuers in connection with the offering of the Notes;
     (v) “Preliminary Prospectus” means any preliminary prospectus relating to the Notes included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including the Base Prospectus and any preliminary prospectus supplement thereto relating to the Notes;
     (vi) “Pricing Disclosure Package” means, as of the Applicable Time, (A) the most recent Preliminary Prospectus, (B) the Issuer Free Writing Prospectus attached as Schedule II hereto, and (C) the other Issuer Free Writing Prospectuses identified on Schedule II hereto, other than a road show that is an Issuer Free Writing Prospectus under Rule 433 of the Rules and Regulations;
     (vii) “Prospectus” means the final prospectus relating to the Notes, including the Base Prospectus and any prospectus supplement thereto relating to the Notes, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and
     (viii) “Registration Statement” means the registration statement on Form S-3 (File No. 333-162475), as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.
     Any reference to the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Registration Statement, Preliminary Prospectus or Prospectus, as the case may be, or in the case of the Pricing Disclosure Package, as of the Applicable Time. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof). Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to any amendment to the Registration Statement shall be deemed to include any periodic report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. As used herein, the term “Incorporated Documents” means the documents that at the time are incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus or any amendment or supplement thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding for such purpose has been instituted or, to the Plains Parties’ knowledge, threatened by the Commission. The Commission has not notified the Issuers of any objection to the use of the form of the Registration Statement.
          (b) Form of Documents. The Registration Statement conformed in all material respects on the Effective Date and on the Delivery Date (as defined herein) will conform, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the applicable requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the Delivery Date to the requirements of the Securities Act and the Rules and Regulations. The Incorporated Documents conformed and will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder. The Registration Statement and the Prospectus conform in all material respects to the requirements applicable to them under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).
          (c) No Material Misstatements or Omissions in Registration Statement. The Registration Statement did not, as of its most recent Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Issuers through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 12.
          (d) No Material Misstatements or Omissions in Prospectus. The Prospectus will not, as of its date and on the Delivery Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Issuers through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 12.
          (e) No Material Misstatements or Omissions in Documents Incorporated by Reference. The Incorporated Documents, when filed with the Commission, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (f) No Material Misstatements or Omissions in Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Issuers through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 12.
          (g) No Material Misstatements or Omissions in Issuer Free Writing Prospectus and Pricing Disclosure Package. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 of the Rules and Regulations), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that no representation or warranty is made as to information contained in or omitted from such Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Issuers through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 12.
          (h) Issuer Free Writing Prospectuses Conform to the Requirements of the Securities Act. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Issuers have complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Issuers have not made any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Issuers have retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations. The Issuers have taken all actions necessary so that any road show (as defined in Rule 433 of the Rules and Regulations) in connection with the offering of the Notes will not be required to be filed pursuant to the Rules and Regulations.
          (i) Well-Known Seasoned Issuer and Not an Ineligible Issuer. Each of the Plains Parties is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act). At (i) the time of initial filing of the Registration Statement and (ii) the earliest time after the initial filing of the Registration Statement that the Issuers or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Notes, none of the Plains Parties was an “ineligible issuer,” as defined in Rule 405 under the Securities Act.
          (j) Formation and Qualification of Certain Entities. Each of the Plains Parties, the GP Entities and the PNG Entities has been duly formed or incorporated and is validly existing in good standing as a limited partnership, limited liability company, corporation or unlimited liability company under the laws of its respective jurisdiction of formation or incorporation with full corporate, partnership, limited liability company or unlimited liability company power and authority, as the case may be, to own or lease its properties and to conduct its business, in each case in all material respects. Each of the Plains Parties, the GP Entities and the PNG Entities is duly registered or qualified as a foreign corporation, limited partnership, limited liability company or unlimited liability company, as the case may be, for the transaction of business under the laws of each jurisdiction (as set forth on Exhibit A to this Agreement) in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) reasonably be expected to have a material adverse effect upon the condition (financial or other), business, prospects, properties, net worth or results of operations of the Plains Entities taken as a whole (a “Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability.
          (k) General Partners. Each Plains Entity that serves as a general partner of another Plains Entity has full corporate or limited liability company, as the case may be, to serve as general partner of such Plains Entity, in each case in all material respects as disclosed in the Pricing Disclosure Package and the Prospectus.
          (l) Ownership of Interests in the Partnership, the General Partner and Plains AAP. The GP Entities hold the general partner and membership interests described in the Registration Statement; all of such interests have been duly authorized and validly issued in accordance with their respective limited partnership or limited liability company agreement, as applicable, and all the membership interests in the General Partner are fully paid (to the extent required under the Limited Liability Company Agreement of the General Partner (as the same may be amended or restated prior to the Delivery Date, such agreement being referred to herein as the “General Partner LLC Agreement”) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and such general partner and membership interests held by the GP Entities are owned free and clear of all liens, encumbrances, security interests, equities, charges or claims (“Liens”), except as disclosed in the Pricing Disclosure Package and the Prospectus and except such as would not reasonably be expected to result in a change of control of the Partnership or reasonably be expected to materially adversely affect the ability of the Plains Entities considered as a whole to conduct their businesses as currently conducted and as contemplated by the Pricing Disclosure Package and the Prospectus to be conducted.
          (m) Ownership of Subsidiaries. All of the outstanding shares of capital stock or other equity interests of each Subsidiary (a) have been duly authorized and validly issued (in accordance with the agreement or certificate of limited partnership, limited liability company agreement, certificate of formation, certificate or articles of incorporation, bylaws or other similar organizational documents (in each case as in effect on the date hereof and as the same may be amended or restated prior to the Delivery Date) (the “Organizational Documents”) of such Subsidiary), are fully paid (in the case of an interest in a limited partnership or limited liability company, to the extent required under the Organizational Documents of such Subsidiary) and nonassessable (except (i) in the case of an interest in a Delaware limited partnership or Delaware limited liability company, as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) or Sections 18-607 and 18-804 of the Delaware LLC Act, as applicable, (ii) in the case of an interest in a limited partnership or limited liability company formed under the laws of another domestic state, as such nonassessability may be affected by similar provisions of such state’s limited partnership or limited liability company statute, as applicable, and (iii) in the case of an interest in an entity formed under the laws of a foreign jurisdiction, as such nonassessability may be affected by similar provisions of such jurisdiction’s corporate, partnership or limited liability company statute, if any, as applicable) and (b) except for an approximately 23% limited partner interest in PAA Natural Gas Storage, L.P. (“PNG”) and a

25% membership interest in SLC Pipeline LLC owned by an affiliate of Holly Energy Partners-Operating, L.P., are owned, directly or indirectly, by the Partnership, free and clear of all Liens.
          (n) Majority Owned Subsidiaries. The Partnership has no direct or indirect majority owned subsidiaries other than (i) those disclosed on Exhibit 21.1 to the Partnership’s Annual Report on Form 10-K filed with the Commission on February 26, 2010 (the “Form 10-K”) and (ii) those who would not, considered in the aggregate as a single subsidiary, constitute a significant subsidiary (as defined in Rule 1-02(w) of Regulation S-X) as of the year end covered by the Form 10-K. The Issuers have no material independent assets or operations and the Guarantees of the Subsidiary Guarantors are full and unconditional and joint and several.
          (o) No Registration Rights. The offering and sale of the Notes as contemplated by this Agreement do not give rise to any rights for or relating to the registration of any other securities of the Issuers, except such rights as have been waived or satisfied.
          (p) Conformity to Description of Notes. The Notes, when issued and delivered against payment therefor as provided herein and in the Indenture, the Guarantees and the Indenture will conform in all material respects to the descriptions thereof contained in the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto).
          (q) Authority. Each of the Issuers has all requisite power and authority to issue, sell and deliver the Notes, and each of the Subsidiary Guarantors has all requisite power and authority to issue and deliver the Guarantees, in accordance with and upon the terms and conditions set forth in this Agreement, their respective Organizational Documents, the Indenture, the Registration Statement, the Pricing Disclosure Package and the Prospectus. All action required to be taken by the Plains Parties or any of their stockholders, partners or members for (i) the due and proper authorization, execution and delivery of this Agreement and the Indenture, (ii) the authorization, issuance, sale and delivery of the Notes and the Guarantees and (iii) the consummation of the transactions contemplated hereby and thereby shall have been duly and validly taken.
          (r) Authorization, Execution and Delivery of this Agreement. This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Plains Parties.
          (s) Enforceability of the Indenture. The execution and delivery of, and the performance by each of the Plains Parties of their respective obligations under, the Indenture have been duly and validly authorized by each of the Plains Parties that are parties thereto; the Indenture has been duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery of the Base Indenture and the Eighteenth Supplemental Indenture thereto by the Trustee, when such Eighteenth Supplemental Indenture is executed and delivered by each of the Plains Parties that are parties thereto, will constitute the valid and legally binding agreement of each of the Plains Parties that are parties thereto, enforceable against each of the Plains Parties that are parties thereto in accordance with its terms; provided that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by federal or state securities laws.
          (t) Valid Issuance of the Notes. The Notes have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters, will have been duly executed and delivered by each of the Issuers and will constitute the valid and legally binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms and entitled to the benefits of the Indenture; provided that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by federal or state securities laws.
          (u) Valid Issuance of the Guarantees. The Guarantees have been duly authorized by each of the Subsidiary Guarantors and, when the Notes have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Subsidiary Guarantors, enforceable against each of the Subsidiary Guarantors in accordance with their terms and will be entitled to the benefits of the Indenture; provided that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by federal or state securities laws.
          (v) Authorization, Execution and Enforceability of the Operating Agreements. The partnership agreement or limited liability company agreement, as applicable, of each of the Plains Parties has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of such parties thereto, enforceable against the parties thereto in accordance with their respective terms; provided, that, with respect to each such agreement, the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law).
          (w) No Conflicts or Violations. None of (i) the offering, issuance and sale by the Issuers of the Notes or the Subsidiary Guarantors of the Guarantees, (ii) the execution, delivery and performance of this Agreement by the Plains Parties, (iii) the consummation of the transactions contemplated by this Agreement or (iv) the execution, delivery and performance of the Indenture by the Plains Parties that are parties thereto or the consummation of the transactions contemplated thereby (A) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of any of the Plains Parties or the GP Entities, (B) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of any of the PNG Entities, (C) conflicts or will conflict with or constitutes or will constitute a breach or violation of, a change of control or a default under (or an event that, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Plains Parties, the GP Entities or the PNG Entities is a party or by which any of them or any of their respective properties may be bound, (D) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Plains Parties, the GP Entities or the PNG Entities or any of their properties in a proceeding to which any of them or their property is a party or (E) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Plains Parties, the GP Entities or the PNG Entities, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (B), (C), (D) or (E), would reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Plains Parties to consummate the transactions contemplated by this Agreement.
          (x) No Consents. No consent, approval, authorization, filing with or order of any court, governmental agency or body having jurisdiction over any of the Plains Entities or any of their respective properties is required in connection with (i) the offering, issuance and sale by the Issuers of the Notes or the Subsidiary Guarantors of the Guarantees, (ii) the execution, delivery and performance of, or the consummation by the Plains Parties of the transactions contemplated by this Agreement, (iii) the execution, delivery and performance of the Indenture by the Plains Parties that are parties thereto or the consummation of the transactions contemplated thereby, except (A) such as have been obtained under the Securities Act, (B) such as may be required under the blue sky laws of any jurisdiction or the by-laws and rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the purchase and distribution by the Underwriters of the Notes in the manner contemplated herein and in the Pricing Disclosure Package and the Prospectus and (C) such that the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Plains Parties to consummate the transactions contemplated by this Agreement.
          (y) No Default. (i) None of the Plains Parties or the GP Entities is in violation of its Organizational Documents in any material respect; (ii) none of the PNG Entities is in violation of its Organizational Documents; (iii) none of the Plains Parties, the GP Entities or the PNG Entities is in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it; and (iv) none of the Plains Parties, the GP Entities or the PNG Entities is in breach, default (or an event that, with notice or lapse of time or both, would constitute such an event) or violation in the performance of any obligation, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of (ii), (iii) or (iv) would, if continued, reasonably be expected to have a Material Adverse Effect or materially impair the ability of any of the Plains Parties to perform its obligations under this Agreement.
          (z) Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, which has certified the audited financial statements included or incorporated by reference in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto), are an independent registered public accounting firm with respect to the Plains Parties as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board.

          (aa) Financial Statements. At March 31, 2010, the Partnership had, on an as adjusted basis as indicated in the Prospectus (and any amendment or supplement thereto), a total capitalization as set forth therein. The financial statements (including the related notes and supporting schedules) and other financial information included or incorporated by reference in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except to the extent disclosed therein. The summary and selected historical financial information included or incorporated by reference in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived, except as described therein. The pro forma financial statements and other pro forma financial information, if any, included or incorporated by reference in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) (i) present fairly in all material respects the information shown therein, (ii) have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and (iii) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information, if any, included or incorporated by reference in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) are reasonable, and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules of the Issuers are required by the Securities Act or the Exchange Act to be included in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus.
          (bb) No Material Adverse Change. None of the Plains Entities has sustained, since the date of the latest audited financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, other than as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus and other than as would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Pricing Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any Material Adverse Effect, or any development that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) any transaction which is material to the Plains Entities taken as a whole, other than transactions in the ordinary course of business as such business is described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (iii) any dividend or distribution of any kind declared, paid or made on the security interests of any of the Plains Entities, in each case other than as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

          (cc) Required Disclosures and Descriptions. There are no legal or governmental proceedings pending or, to the knowledge of the Plains Parties, threatened, against any of the Plains Entities, or to which any of the Plains Entities is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Securities Act or the Exchange Act.
          (dd) Title to Properties. The Plains Entities, directly or indirectly, have good and indefeasible title to all real property and good title to all personal property described in the Pricing Disclosure Package and the Prospectus as being owned by them, free and clear of all Liens except (i) as provided in the Second Restated Credit Agreement dated November 6, 2008, as amended (the “Restated Facility”), among Plains Marketing, L.P. (“Plains Marketing”), Bank of America, N.A., as administrative agent thereunder and the lenders from time to time party thereto, described in the Pricing Disclosure Package and the Prospectus; and (ii) such as would not reasonably be expected to materially adversely affect the ability of the Plains Entities considered as a whole to conduct their businesses as currently conducted and as contemplated by the Pricing Disclosure Package and the Prospectus to be conducted; and all real property and buildings held under lease by the Plains Entities are held, directly or indirectly, under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties taken as a whole as described in the Pricing Disclosure Package and the Prospectus.
          (ee) Permits. Each of the Plains Entities, directly or indirectly, has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“Permits”) as are necessary to own its properties and to conduct its business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus and except for such Permits the failure of which to have obtained would not reasonably be expected to, individually or in the aggregate, materially adversely affect the ability of the Plains Entities considered as a whole to conduct their businesses in all material respects as currently conducted and as contemplated by the Pricing Disclosure Package and the Prospectus to be conducted; and none of the Plains Entities has received any notice of proceedings relating to the revocation or modification of any such permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding would reasonably be expected to materially adversely affect the ability of the Plains Entities considered as a whole to conduct their businesses in all material respects as currently conducted and as contemplated by the Pricing Disclosure Package and the Prospectus to be conducted, except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus.
          (ff) Rights-of-Way. Each of the Plains Entities, directly or indirectly, has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus and except for such rights-of-way the failure of which to have obtained would not reasonably be expected to, individually or in the aggregate, materially adversely affect the ability of the Plains Entities considered as a whole to conduct their businesses in all material respects as currently conducted and as contemplated by the Pricing Disclosure Package and the Prospectus to be conducted; each of the Plains Entities, directly or indirectly, has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such failures to perform, revocations, terminations and impairments that would not reasonably be expected to materially adversely affect the ability of the Plains Entities considered as a whole to conduct their businesses in all material respects as currently conducted and as contemplated by the Pricing Disclosure Package and the Prospectus to be conducted, subject in each case to such qualification as may be set forth in the Pricing Disclosure Package and the Prospectus.
          (gg) Investment Company. None of the Plains Parties is now, and after sale of the Notes to be sold by the Issuers hereunder and application of the net proceeds from such sale as described in the Pricing Disclosure Package and the Prospectus under the caption “Use of Proceeds,” none of the Plains Parties will be, (i) an “investment company” or a company “controlled by” an “investment company,” each within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), (ii) a “gas utility,” within the meaning of Tex. Util. Code § 121.001 or (iii) a “public utility” or “utility” within the meaning of the Public Utility Regulatory Act of Texas or under similar laws of any state in which any such Plains Parties does business; other than in respect of any Subsidiary that is under the jurisdiction of the California Public Utility Commission.
          (hh) Environmental Compliance. Except as described in the Pricing Disclosure Package and the Prospectus, none of the Plains Entities, directly or indirectly, has violated any environmental, safety, health or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), or lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease or operate their properties and conduct their business as described in the Pricing Disclosure Package and the Prospectus or is violating any terms and conditions of any such permit, license or approval, which in each case would reasonably be expected to have a Material Adverse Effect.
          (ii) No Labor Disputes. No labor dispute with the employees of any of the Plains Entities exists or, to the knowledge of the Plains Parties, is imminent, that would reasonably be expected to have a Material Adverse Effect.
          (jj) Insurance. The Plains Entities maintain or are entitled to the benefits of insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Delivery Date.
          (kk) No Legal Actions. Except as described in the Pricing Disclosure Package and the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Plains Parties, threatened, to which any of the Plains Entities, or any of their respective subsidiaries, is or may be a party or to which the business or property of any of the Plains Entities, or any of their respective subsidiaries, is or may be subject, and (ii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Plains Entities is or may be subject, that, in the case of clauses (i) and (ii) above, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or prevent or result in the suspension of the offering and issuance of the Notes and the Guarantees.
          (ll) Distribution Restrictions. No Subsidiary is currently prohibited, directly or indirectly, from making any distributions to the Partnership or another Subsidiary, from making any other distribution on such Subsidiary’s equity interests, from repaying to the Partnership or its affiliates any loans or advances to such Subsidiary from the Partnership or its affiliates or from transferring any of such Subsidiary’s property or assets to the Partnership or any other Subsidiary, except (i) as described in or contemplated by the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), (ii) as provided in the Credit Agreement dated April 1, 2010 (the “PNG Facility”) among PNG, Bank of America, N.A., DnB Nor Bank ASA, Wells Fargo Bank, National Association, UBS Loan Finance LLC and Citibank, N.A. and the other lenders from time to time party thereto, (iii) such prohibitions mandated by the laws of each such Subsidiary’s state of formation and the terms of any such Subsidiary’s governing instruments and (iv) where such prohibition would reasonably be expected to have a Material Adverse Effect.
          (mm) No Distribution of Other Offering Materials. None of the Plains Entities has distributed and, prior to the later to occur of (i) the Delivery Date and (ii) completion of the distribution of the Notes, as the case may be, will not distribute, any prospectus (as defined under the Securities Act) in connection with the offering and sale of the Notes other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, subject to the conditions in Section 1(h) of this Agreement, or other materials, if any, permitted by the Securities Act, including Rule 134 of the Rules and Regulations.
          (nn) Books and Records; Accounting Controls. The Partnership maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          (oo) Sarbanes-Oxley Act. The Partnership and, to the knowledge of the Plains Parties, the directors and officers of GP LLC in their capacities as such, are in compliance in all material respects with all applicable and effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

          (pp) Disclosure Controls. The Partnership maintains disclosure controls and procedures (to the extent required by and as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act), that (i) are designed to provide reasonable assurance that material information relating to the Partnership, including its consolidated subsidiaries, is recorded, processed, summarized and communicated to the principal executive officer, the principal financial officer and other appropriate officers of GP LLC to allow for timely decisions regarding required disclosure, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the end of the Partnership’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they are established.
          (qq) No Deficiency in Internal Controls. Based on the evaluation of its disclosure controls and procedures conducted in connection with the preparation and filing of the Partnership’s Form 10-K, the Partnership is not aware of (i) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting that are likely to adversely affect its ability to record, process, summarize and report financial data; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting of the Partnership
          (rr) FCPA. None of the Plains Entities nor, to the knowledge of the Plains Parties, any director, officer, agent or employee of the Plains Entities (in their capacity as director, officer, agent or employee) is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.
          (ss) Money Laundering Laws. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Plains Entities that involve allegations of money laundering is pending or, to the knowledge of the Plains Parties, threatened.
          (tt) OFAC. None of the Plains Entities nor, to the knowledge of the Plains Parties, any director, officer or employee of the Plains Entities (in their capacity as director, officer or employee) has received notice that it is subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.
          Any certificate signed by any officer of the Plains Parties and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Notes shall be deemed a representation and warranty by the Plains Parties, as to matters covered thereby, to the Underwriters.
2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Issuers agree to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Issuers the principal amount of Notes set forth opposite such Underwriter’s name on Schedule I hereto at a purchase price of 99.289% of the principal amount thereof, plus accrued interest, if any, from the Delivery Date.

3. Delivery and Payment. Delivery of and payment for the Notes shall be made at the office of Vinson & Elkins L.L.P., 1001 Fannin, Houston, Texas 77002 at 9:00 a.m., Houston time, on July 14, 2010, or at such time on such later date not more than three business days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Issuers or as provided in Section 9 hereof (such date and time of delivery and payment for the Notes being herein called the “Delivery Date”). Payment for the Notes shall be made by wire transfer in immediately available funds to the account(s) specified by the Issuers to the Representatives against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Underwriters, of one or more global notes representing the Notes (collectively, the “Global Note”).
4. Offering by the Underwriters. It is understood that the several Underwriters propose to offer the Notes for sale to the public as set forth in the Prospectus.
5. Agreements of the Plains Parties. Each of the Plains Parties, jointly and severally, acknowledges and agrees with the Underwriters that:
     (a) Post-Effective Amendments. If, at the Applicable Time, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Notes may commence, the Plains Parties will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing when such post-effective amendment has become effective.
     (b) Preparation of Prospectus and Registration Statement. The Issuers will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Notes for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (e) below, of any change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Plains Entities, taken as a whole, or of the happening of any event that makes any statement of a material fact made in the Registration Statement, the Pricing Disclosure Package or the Prospectus (as then amended or supplemented) untrue or that requires the making of any additions to or changes in the Registration Statement, the Pricing Disclosure Package or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Securities Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein (in the case of any Preliminary Prospectus or the Prospectus, in the light of the circumstances under which any such statements were made) not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Securities Act or any other applicable law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Partnership will make every commercially reasonable effort to obtain the withdrawal of such order at the earliest possible time.

     (c) Final Term Sheet and Issuer Free Writing Prospectuses. The Issuers agree to (i) prepare a final term sheet, containing a description of the final terms of the Notes and the offering thereof, in the form approved by the Representatives and attached as Schedule II hereto, and to file such term sheet pursuant to Rule 433 under the Securities Act within the time required by such Rule and (ii) not to make any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.
     (d) Copies of Registration Statement. The Issuers will furnish to the Underwriters, without charge, (i) one copy of the manually signed copy of the registration statement corresponding to the Commission’s electronic data gathering, analysis and retrieval system (“EDGAR”) version filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement, (ii) such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as the Underwriters or the Underwriters’ counsel may reasonably request, (iii) such number of copies of the Incorporated Documents, without exhibits, as the Underwriters may request, and (iv) such number of copies of the exhibits to the Incorporated Documents as the Underwriters may request.
     (e) Filing of Amendment or Supplement. For such period as in the opinion of counsel for the Underwriters a prospectus is required by the Securities Act to be delivered in connection with sales by any Underwriter or dealer, the Issuers will not file any amendment to the Registration Statement, supplement to the Prospectus (or any other prospectus relating to the Notes filed pursuant to Rule 424(b) of the Rules and Regulations that differs from the Prospectus as filed pursuant to such Rule 424(b)), or any Preliminary Prospectus or Issuer Free Writing Prospectus of which the Underwriters shall not previously have been advised or to which the Underwriters shall have reasonably objected in writing after being so advised unless the Issuers shall have determined based upon the advice of counsel that such amendment, supplement or other filing is required by law; and the Issuers will promptly notify the Representatives after they shall have received notice thereof of the time when any amendment to the Registration Statement becomes effective or when any supplement to the Prospectus has been filed.
     (f) Copies of Documents to the Underwriters. As soon after the Applicable Time as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Securities Act to be delivered in connection with sales by any Underwriter or dealer, the Issuers will expeditiously deliver to each Underwriter and each dealer that the Underwriters may specify, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Underwriters may reasonably request. At any time after nine months after the time of issuance of the Prospectus, upon request and without charge, the Issuers will deliver as many copies of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act as the Underwriters may reasonably request, provided that a prospectus is required by the Securities Act to be delivered in connection with sales of Notes by any Underwriter or dealer. The Issuers consent to the use of the Prospectus

(and of any amendment or supplement thereto) in accordance with the provisions of the Securities Act and with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Underwriters and by all dealers to whom Notes may be sold, both in connection with the offering and sale of the Notes and for such period of time thereafter as the Prospectus is required by the Securities Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Issuers or in the opinion of counsel for the Underwriters and the Issuers is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) to comply with the Securities Act or any other law, the Issuers will forthwith prepare and, subject to the provisions of paragraph (e) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof; provided that, if any such event necessitating a supplement or amendment to the Prospectus occurs at any time after nine months after the time of issuance of the Prospectus, such supplement or amendment shall be prepared at the Underwriters’ expense. In the event that the Issuers and the Representatives agree that the Prospectus should be amended or supplemented, the Issuers, if requested by the Representatives, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement unless the Issuers shall have determined, based on the advice of counsel, that the issuance of such press release would not be required by law.
     (g) Blue Sky Laws. The Issuers and the Subsidiary Guarantors will cooperate with the Representatives and with counsel for the Underwriters in connection with the registration or qualification of the Notes and the Guarantees, respectively, for offering and sale by the Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as the Underwriters may reasonably designate and will file such consents to service of process or other documents reasonably necessary or appropriate in order to effect such registration or qualification; provided that in no event shall any Plains Party be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Notes, in any jurisdiction where it is not now so subject. The Issuers and Subsidiary Guarantors will promptly notify the Underwriters of the receipts by the Issuers and Subsidiary Guarantors of any notifications with respect to the suspension of the qualifications of the Notes and Guarantees, respectively, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.
     (h) Reports to Security Holders. In accordance with Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations, the Issuers will make generally available to their security holders an earnings statement (which need not be audited) in reasonable detail covering the 12-month period beginning not later than the first day of the month next succeeding the month in which occurred the effective date (within the meaning of Rule 158) of the Registration Statement as soon as practicable after the end of such period.

     (i) Copies of Reports. Unless otherwise available on EDGAR, during the period of two years hereafter, the Issuers will furnish or make available to the Underwriters (i) as soon as publicly available, a copy of each report of the Issuers mailed to unitholders or filed with the Commission or the principal national securities exchange or automated quotation system upon which the Notes may be listed, and (ii) from time to time such other information concerning the Issuers as the Underwriters may reasonably request.
     (j) Termination Expenses. If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to Section 9 hereof or Section 10 hereof (except pursuant to Section 10(i))) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of any of the Plains Parties to comply with the terms or fulfill any of the conditions of this Agreement, the Plains Parties, jointly and severally, agree to reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by the Underwriters in connection herewith.
     (k) Application of Proceeds. The Issuers will apply the net proceeds from the sale of the Notes in accordance with the description set forth under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus.
     (l) Filing of Prospectus. The Issuers will timely file the Prospectus, and any amendment or supplement thereto, pursuant to Rule 424(b) of the Rules and Regulations and will advise the Underwriters of the time and manner of such filing.
     (m) Stabilization. Except as stated in this Agreement and the Prospectus, none of the Plains Parties has taken, or will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Notes.
     (n) Investment Company. The Plains Parties will not invest or otherwise use the proceeds received by the Partnership from the sale of the Notes in such a manner as would require any of the Plains Entities to register as an “investment company” within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder.
     (o) Exchange Act Reports. The Issuers, during the period when the Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.
     (p) Free Writing Prospectuses. The Issuers have complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including appropriate legending and timely filing with the Commission or retention where required. The Issuers represent that they have satisfied and agree that they will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show. The Issuers agree that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Issuers will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document that will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Issuers by an Underwriter through the Representatives expressly for use therein, which information is specified in Section 12.
     (q) Clear Market. During the period from the date hereof through and including the business day following the Delivery Date, the Issuers will not, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Plains Parties and having a tenor of more than one year.
6. Indemnification and Contribution.
     (a) Each of the Plains Parties, jointly and severally, agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, each affiliate of any Underwriter who has participated in the distribution of the Notes as underwriters, each broker-dealer affiliate of any Underwriter and each other affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), to which they or any of them became subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any “road show” (as defined in Rule 433 of the Rules and Regulations) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus or the Prospectus, in the light of the circumstances under which any such statements were made) not misleading, and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that

Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Plains Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Non-Prospectus Road Show, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Issuers through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 12. The foregoing indemnity agreement is in addition to any liability that the Plains Parties may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.
     (b) If any action, suit or proceeding shall be brought against any Underwriter, any director, officer, employee or agent of any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against a Plains Party, such Underwriter or such director, officer, employee, agent or controlling person shall promptly notify the Partnership in writing, and the Issuers shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all reasonable fees and expenses. The failure to notify the indemnifying party shall not relieve it from liability that it may have to an indemnified party unless the indemnifying party is foreclosed by reason of such delay from asserting a defense otherwise available to it. Such Underwriter or any such director, officer, employee, agent or controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such director, officer, employee, agent or controlling person unless (i) the Issuers have agreed in writing to pay such fees and expenses, (ii) the Issuers have failed to assume the defense and employ counsel within a reasonable period of time in light of the circumstances or (iii) such indemnified party or parties shall have reasonably concluded, based on the advice of counsel, that there may be defenses available to it or them that are different from, additional to or in conflict with those available to the Issuers (in which case the Issuers shall not have the right to direct the defense of such action, suit or proceeding on behalf of the indemnified party or parties), in any of which events the Issuers shall pay the reasonable fees and expenses of such counsel as such fees and expenses are incurred (it being understood, however, that the Issuers shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one action, suit or proceeding or series of related actions, suits or proceedings in the same jurisdiction representing the indemnified parties who are parties to such action, suit or proceeding).
     (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Plains Parties, their respective directors and the officers who sign the Registration Statement, and any person who controls the Plains Parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the

same extent as the foregoing indemnity from the Plains Parties to each Underwriter, but only with respect to information furnished in writing by or on behalf of such Underwriter through the Representatives expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, which information is limited to the information set forth in Section 12. If any action, suit or proceeding shall be brought against a Plains Party, any of such directors and officers or any such controlling person based on the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Plains Parties by paragraph (b) above (except that if the Issuers shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter’s expense), and the Plains Parties, any of such directors and officers and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability that the Underwriters may otherwise have.
     (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under paragraph (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Plains Parties on the one hand and the Underwriters on the other hand from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Plains Parties on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Plains Parties on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Plains Parties on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Plains Parties or any other affiliate of the Plains Parties on the one hand, or by the Underwriters on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     (e) The Plains Parties and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Notes underwritten by it and distributed to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 6 are several and not joint.
     (f) No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
     (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 6 and the covenants, representations and warranties of the Plains Parties set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Plains Parties or any of their respective directors or officers or any person controlling the Plains Parties, (ii) acceptance of any Notes and payment therefor in accordance with the terms of this Agreement, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Plains Parties or any of their respective directors or officers or any person controlling a Plains Party shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

7. Conditions to the Obligations of the Underwriters. The several obligations of the Underwriters to purchase the Notes are subject to the following conditions:
     (a) All filings required by Rule 424 and Rule 430B of the Rules and Regulations shall have been made. All material required to be filed by the Issuers pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act. No stop order (i) suspending the effectiveness of the Registration Statement or (ii) suspending or preventing the use of the most recent Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Plains Parties or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives.
     (b) Subsequent to the Applicable Time, there shall not have occurred (i) any change, or any development involving a prospective change, that would reasonably be expected to have a Material Adverse Effect, not contemplated by the Prospectus, which in the Representatives’ opinion, would materially adversely affect the market for the Notes, or (ii) any event or development relating to or involving any of the Plains Parties or any executive officer or director of any of such entities that makes any statement made in the Prospectus untrue or which, in the opinion of the Issuers and their counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Securities Act or any other law to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the Representatives’ opinion, materially adversely affect the market for the Notes.
     (c) The Representatives shall have received an opinion of Vinson & Elkins L.L.P., counsel for the Plains Parties, dated the Delivery Date and addressed to the Underwriters, to the effect that:
     (i) Each of the Plains Parties (other than the Canadian Subsidiary Guarantors and Lone Star Trucking, LLC, a California limited liability company (“Lone Star”)), as to which such counsel need not express an opinion), the GP Entities and the PNG Entities has been duly formed or incorporated and is validly existing in good standing as a limited partnership, limited liability company or corporation under the laws of its respective jurisdiction of formation or incorporation with full corporate, limited partnership or limited liability company power and authority, as the case may be, to own or lease its properties and to conduct its business, in each case in all material respects.
     (ii) Each Plains Entity (other than a Canadian Subsidiary, as to which such counsel need not express an opinion) that serves as a general partner of another Plains Entity has full corporate or limited liability company power and authority, as the case may be, to serve as general partner of such Plains Entity, in each case in all material respects.
     (iii) The GP Entities hold the general partner and membership interests described in the Registration Statement; all of such interests have been duly authorized and validly issued in accordance with their respective limited partnership or limited liability company agreement, as applicable, and all the membership interests in the General Partner are fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act).
     (iv) All of the outstanding shares of capital stock or other equity interests (other than general partner interests) of each Domestic Subsidiary Guarantor (other than Lone Star, as to which such counsel need not express an opinion) and each PNG Entity (a) have been duly authorized and validly issued (in the case of an interest in a limited partnership or limited liability company, in accordance with the Organizational Documents of such Domestic Subsidiary Guarantor or PNG Entity), are fully paid (in the case of an interest in a limited partnership or limited liability company, to the extent required under the Organizational Documents of such Domestic Subsidiary Guarantor or PNG Entity) and nonassessable (except (i) in the case of an interest in a Delaware limited partnership or Delaware limited liability company, as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act or Sections 18-607 and 18-804 of the Delaware LLC Act, as applicable, (ii) in the case of an interest in a limited partnership or limited liability company formed under the laws of another domestic state, as such nonassessability may be affected by similar provisions of such state’s limited partnership or limited liability company statute, as applicable) and (b) except for an approximately 23% limited partnership interest in PNG, are owned, directly or indirectly, by the Partnership, free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming the Partnership as debtor or, in the case of capital stock or other equity interests of a Domestic Subsidiary Guarantor (other than Lone Star, as to which such counsel need not express an opinion) or PNG Entity owned directly by one or more other Domestic Subsidiary Guarantors (other than Lone Star, as to which such counsel need not express an opinion) or PNG Entity, naming any such other Domestic Subsidiary Guarantors or PNG Entities as debtor(s), is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the corporate, limited liability company or partnership laws of the jurisdiction of formation or incorporation of the respective Domestic Subsidiary Guarantor or PNG Entity, as the case may be.
     (v) All outstanding general partner interests in each Domestic Subsidiary Guarantor and PNG Entity that is a partnership have been duly authorized and validly issued in accordance with the Organizational Documents of such Domestic Subsidiary Guarantor and PNG Entity and are owned, directly or indirectly, by the Partnership, free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming the Partnership as debtor or, in the case of general partner interests of a Domestic Subsidiary Guarantor or PNG Entity owned directly by one or more other Domestic Subsidiary Guarantors or PNG Entities, naming any such other Domestic Subsidiary Guarantors or PNG Entities as debtor(s), is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the partnership laws of the jurisdiction of formation of the respective Domestic Subsidiary Guarantor or PNG Entity, as the case may be.
     (vi) Each of the Issuers has the requisite power and authority to issue, sell and deliver the Notes, and each of the Domestic Subsidiary Guarantors (other than Lone Star, as to which such counsel need not express an opinion) has all requisite power and authority to issue and deliver the Guarantees, in accordance with and upon the terms and conditions set forth in this Agreement, its respective Organizational Documents, the Indenture, the Registration Statement, the Pricing Disclosure Package and the Prospectus.
     (vii) To such counsel’s knowledge, neither the filing of the Registration Statement nor the offering or sale of the Notes as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Notes or other securities of the Plains Parties, except such rights as have been waived or satisfied.
     (viii) The Indenture has been duly qualified under the Trust Indenture Act.
     (ix) This Agreement has been duly authorized, executed and delivered by each of the Plains Parties (other than the Canadian Subsidiary Guarantors and Lone Star, as to which such counsel need not express an opinion).
     (x) The Base Indenture and the Eighteenth Supplemental Indenture thereto have been duly authorized, executed and delivered by each of the Plains Parties that is a party thereto (other than the Canadian Subsidiary Guarantors and Lone Star, as to which such counsel need not express an opinion), and (assuming the due authorization, execution and delivery thereof by the Canadian Subsidiary Guarantors, Lone Star and the Trustee) the Indenture is a valid and legally binding agreement of such Plains Parties, enforceable against each of them in accordance with its terms; provided that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
     (xi) The global certificate representing the Notes is in the form contemplated by the Indenture, the Notes have been duly and validly authorized and, when such certificate is executed and authenticated in accordance with the provisions of the Indenture and the Notes and delivered to and paid for by the Underwriters under this Agreement, the Notes will constitute legal, valid, binding and enforceable obligations of the Issuers entitled to the benefits of the Indenture; provided that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
     (xii) The Guarantees have been duly authorized by each of the Subsidiary Guarantors (other than Lone Star, as to which such counsel need not express an opinion) and, when the Notes have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein (and assuming due execution, authentication and delivery of the Guarantees by the Canadian Subsidiaries and by Lone Star), will be valid and legally binding obligations of each of the Subsidiary Guarantors, enforceable against each of the Subsidiary Guarantors in accordance with their terms, provided that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
     (xiii) At or before the Delivery Date, the partnership agreement or limited liability company agreement, as applicable, of each of the Plains Parties has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of such parties thereto, enforceable against the parties thereto in accordance with their respective terms; provided, that, with respect to each such agreement, the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

     (xiv) None of (A) the offering, issuance and sale by the Issuers of the Notes or the Domestic Subsidiary Guarantors (other than Lone Star, as to which such counsel need not express an opinion) of the Guarantees, (B) the execution, delivery and performance of this Agreement by the Plains Parties (other than the Canadian Subsidiary Guarantors and Lone Star, as to which such counsel need not express an opinion), (C) the consummation of the transactions contemplated by this Agreement, (D) the execution, delivery and performance of the Indenture by the Plains Parties (other than the Canadian Subsidiary Guarantors and Lone Star, as to which such counsel need not express an opinion) that are parties thereto or the consummation of the transactions contemplated thereby (1) constitutes or will constitute a violation of the Organizational Documents of any of the Plains Parties (other than the Organizational Documents of the Canadian Subsidiary Guarantors or Lone Star, as to which such counsel need not express an opinion) or the GP Entities, (2) constitutes or will constitute a violation of the Organizational Documents of any of the Plains Entities, (3) conflicts or will conflict with or constitutes or will constitute a breach or violation of, a change of control or a default under (or an event that, with notice or lapse of time or both, would constitute such an event), any document or agreement filed as an exhibit to the Registration Statement and any Incorporated Document (other than the Second Amended and Restated Credit Agreement [US/Canada Facilities] dated July 31, 2006 (as amended, the “Revolving Agreement”) among the Partnership, PMC (Nova Scotia) Company, a Nova Scotia unlimited liability company (“PMC NS”), Plains Marketing Canada, L.P., an Alberta limited partnership (“PMC LP”), and Plains Midstream Canada ULC, an Alberta unlimited liability company (“Plains Midstream Canada”), as borrowers thereunder, Bank of America, N.A., as administrative agent thereunder, Bank of America, N.A., acting through its Canada Branch, as Canadian administrative agent thereunder, and various other agents thereunder and lenders from time to time party thereto, the PNG Facility and the Restated Facility, as to which such counsel need not express an opinion), (4) results or will result in any violation of the Delaware LP Act, the Delaware LLC Act, the Delaware General Corporation Law (the “DGCL”), the laws of the State of Texas or federal law, or (5) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Plains Parties (other than the Canadian Subsidiary Guarantors and Lone Star, as to which such counsel need not express an opinion), the GP Entities or the PNG Entities which conflicts, breaches, violations or defaults in the case of clauses (2), (3), (4) or (5) would reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Plains Parties to consummate the transactions contemplated by this Agreement, it being understood that such counsel need not express an opinion in clause (4) of this paragraph (xvi) with respect to any securities or other anti-fraud law.
     (xv) No consent, approval, authorization, filing with or order of any federal, Delaware or Texas court, governmental agency or body having jurisdiction over the Plains Parties, the GP Entities or the PNG Entities or any of their respective properties is required in connection with (A) the offering, issuance and sale by the Issuers of the Notes or the Domestic Subsidiary

Guarantors of the Guarantees, (B) the execution, delivery and performance of this Agreement by the Plains Parties and the consummation of the transactions contemplated by this Agreement, or (C) the execution, delivery and performance of the Indenture by the Plains Parties that are parties thereto or the consummation of the transactions contemplated thereby, except (1) such as have been obtained under the Securities Act (as to which such counsel need not express any opinion), and (2) such as may be required under the blue sky laws of any jurisdiction or the by-laws and rules of the FINRA in connection with the purchase and distribution by the Underwriters of the Notes and the Guarantees in the manner contemplated herein and in the Pricing Disclosure Package and the Prospectus (as to which such counsel need not express any opinion), (3) such that the failure to obtain would not reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Plains Parties to consummate the transactions contemplated by this Agreement and (4) such other that have been obtained or taken and are in full force and effect.
     (xvi) The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Material U.S. Federal Income Tax Consequences” in relation to the Notes in each of the Pricing Disclosure Package and the Prospectus, insofar as such statements purport to summarize certain provisions of documents and legal matters referred to therein, fairly summarize such provisions and legal matters in all material respects, subject to the qualifications and assumptions stated therein; and the Indenture and the Notes and the Guarantees conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
     (xvii) The Registration Statement became effective under the Securities Act upon its filing on October 14, 2009; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.
     (xviii) The Registration Statement, the Pricing Disclosure Package and the Prospectus (except for the financial statements and the notes and the schedules thereto and the other financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus, as to which such counsel need not express an opinion) comply as to form in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder.
     (xix) None of the Plains Parties is now, and after sale of the Notes to be sold by the Issuers hereunder and application of the net proceeds from such sale as described in the Pricing Disclosure Package and the Prospectus under the caption “Use of Proceeds,” none of the Plains Parties will be, an “investment company” as such term is defined in the Investment Company Act.
          In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Plains Parties and the independent public accountants of the Partnership and the Underwriters’ representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel that lead them to believe that:
          (A) the Registration Statement, as of the most recent Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
          (B) the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
          (C) the Prospectus, as of its date and as of the Delivery Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel need not express any statement or belief with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) any other financial or statistical information, included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
          In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Plains Parties, to the extent they deem appropriate, and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL, the laws of the State of Texas and the laws of the State of New York and (D) state that they express no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Plains Entities may be subject.

     (d) The Representatives shall have received an opinion of Fulbright & Jaworski L.L.P., special counsel for the Plains Parties, dated the Delivery Date and addressed to the Underwriters, to the effect that none of the offering, issuance or sale by the Issuers of the Notes, the execution, delivery and performance of this Agreement by the Plains Parties, the consummation of the transactions contemplated hereby, the execution, delivery and performance of the Indenture by the Plains Parties that are parties thereto or the consummation of the transactions contemplated thereby, results in a breach of, or constitutes a default under (or an event which, with notice or lapse of time or both, would constitute such an event) the provisions of any Credit Facility (as defined in Annex A to such opinion, which shall include the Revolving Agreement, the Restated Facility, the Credit Agreement dated January 3, 2008 (as amended, the “Plains AAP Facility”), by and among Plains AAP, the lenders party thereto and Citibank, N.A., as administrative agent, and the PNG Facility).
     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Plains Parties, to the extent they deem proper, and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine and (C) state that such opinions are limited to the laws of the State of Texas, excepting therefrom municipal and local ordinances and regulations.
     In rendering such opinion, such counsel shall state that such opinion letter may be relied upon only by the Underwriters and their counsel in connection with the transactions contemplated by this Agreement and no other use or distribution of such opinion letter may be made without such counsel’s prior written consent.
     (e) The Representatives shall have received an opinion of Tim Moore, general counsel for GP LLC, dated the Delivery Date and addressed to the Underwriters, to the effect that:
     (i) None of (A) the offering, issuance and sale by the Issuers of the Notes or the Subsidiary Guarantors of the Guarantees, (B) the execution, delivery and performance by the Plains Parties of this Agreement, (C) the consummation of the transactions contemplated by this Agreement or (D) the execution, delivery and performance of the Indenture by the Plains Parties that are parties thereto or the consummation of the transactions contemplated thereby (1) constitutes or will constitute a breach or violation of, a change of control or a default (or an event which, with notice or lapse of time or both, would constitute such an event) under any bond, debenture, note or any other evidence of indebtedness, indenture or any other material agreement or instrument known to such counsel to which any Plains Party, GP Entity or PNG Entity is a party or by which any one of them may be bound (other than any document or agreement filed as an exhibit to the Registration Statement or an Incorporated Document or the Plains AAP Facility) or (2) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction known to such counsel of any court or governmental agency or body directed to any of the Plains Parties, the GP Entities or the PNG Entities or any of their respective properties in a proceeding to which any of them is a party, which would, in the case of either (1) or (2), reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Plains Parties to consummate the transactions contemplated by this Agreement.
     (ii) To the knowledge of such counsel, there is no legal or governmental proceeding pending or threatened to which any of the Plains Parties or the Non-Guarantor Subsidiaries is a party or to which any of their respective properties is subject that is required to be disclosed in the Pricing Disclosure Package or the Prospectus and is not so disclosed.
     (iii) To the knowledge of such counsel, there are no agreements, contracts or other documents to which any of the Plains Parties or the Non-Guarantor Subsidiaries is a party or are bound that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement or to the Incorporated Documents that are not described or filed as required.
     In addition, such counsel shall state that he has participated in discussions with officers and other representatives of the Plains Parties and the independent public accountants of the Partnership and the Underwriters’ representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel that lead him to believe that:
     (A) the Registration Statement, as of the most recent Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
     (B) the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
     (C) the Prospectus, as of its date and as of the Delivery Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel need not express any statement or belief with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii)

any other financial or statistical information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Plains Parties, to the extent he deems appropriate, and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that such opinions are limited to federal laws and the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of Texas and (D) state that he expresses no opinion with respect to either federal or state securities laws in clause (B) of paragraph (i) above or state or local taxes or tax statutes.
     (f) The Representatives shall have received an opinion of Bennett Jones LLP with respect to the Province of Alberta, the Province of Nova Scotia and the federal laws of Canada, dated the Delivery Date and addressed to the Underwriters, to the effect that:
     (i) Each of the Canadian Subsidiary Guarantors has been duly formed and is validly existing in good standing as a corporation, limited partnership or unlimited liability company under the laws of its jurisdiction of formation with all necessary partnership or corporate power and authority to own or lease its properties, as the case may be, in all material respects as described in the Pricing Disclosure Package and the Prospectus, and to conduct its business as currently conducted and as proposed in the Pricing Disclosure Package and the Prospectus to be conducted. PMC NS has all necessary corporate power and authority to act as general partner of PMC LP in all material respects as described in the Pricing Disclosure Package and the Prospectus. Each of the Canadian Subsidiary Guarantors is duly registered extra-provincially for the transaction of business and is in good standing under the laws of the jurisdictions set forth on Exhibit A to this Agreement.
     (ii) PMC NS is the sole general partner of PMC LP with a 0.01% interest in PMC LP; such interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of PMC LP (as in effect on the date hereof and as the same may be amended or restated prior to the Delivery Date, the “PMC LP Partnership Agreement”); and PMC NS owns such interest free and clear of all liens, encumbrances, security interests, charges or claims in respect of which a financing statement under the laws of the Provinces of Nova Scotia or Alberta naming PMC NS as debtor is on file.
     (iii) Plains Marketing is the sole limited partner of PMC LP with a 99.99% limited partner interest in PMC LP; such limited partner interest has been duly authorized and validly issued in accordance with the PMC LP Partnership Agreement and is fully paid (to the extent required under the PMC LP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the PMC LP Partnership Agreement).

     (iv) Plains Marketing Canada LLC, a Delaware limited liability company (“PMC LLC”), is the registered holder of 100% of the issued and outstanding capital stock of PMC NS; such share capital has been duly authorized and validly issued in accordance with the PMC NS Memorandum and Articles of Association, as fully paid and nonassessable shares (except as such nonassessability may be affected by the laws of the Province of Nova Scotia).
     (v) Plains Midstream Canada is the registered holder of 100% of the issued and outstanding capital stock of Aurora Pipeline Company Ltd., a corporation incorporated under the laws of Canada (“Aurora”); such share capital has been duly authorized and validly issued in accordance with the Aurora Memorandum and Articles of Association, as fully paid and nonassessable shares (except as such nonassessability may be affected by the laws of the Province of Alberta).
     (vi) Plains Midstream, L.P., a Delaware limited partnership (“Plains Midstream LP”), is the registered holder of 100% of the issued and outstanding capital stock of Plains Midstream Canada; such share capital has been duly authorized and validly issued in accordance with the Plains Midstream Canada Articles of Incorporation, as fully paid and nonassessable shares (except as such nonassessability may be affected by the laws of the Province of Alberta).
     (vii) This Agreement has been duly authorized and validly executed and delivered by each of PMC LP, PMC NS, Plains Midstream Canada and Aurora.
     (viii) The Indenture has been duly authorized, executed and delivered by each of PMC LP, PMC NS, Plains Midstream Canada and Aurora. The laws of the Province of Alberta would permit an action to be brought against PMC LP, PMC NS, Plains Midstream Canada or Aurora before a court of competent jurisdiction in the Province of Alberta to enforce a final and conclusive in personam judgment for a sum certain obtained in a New York court relating to the Indenture, the Guarantees of the Canadian Subsidiary Guarantors, or any of them that is not impeachable as void or voidable under the internal laws of the State of New York, which action is predicated solely upon civil liability, subject to certain exceptions set forth in such opinion.
     (ix) No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body of the federal government of Canada or the Province of Alberta is required for the offering, issuance and sale by the Issuers of the Notes and the Guarantees or the execution, delivery and performance of the Indenture by the Plains Parties.
     (x) The PMC LP Partnership Agreement has been duly authorized, executed and delivered by PMC NS and is a valid and legally binding agreement of PMC NS and Plains Marketing enforceable against each of them in accordance with its terms; provided that, with respect to such agreement, the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
     (xi) None of the offering, issuance and sale by the Issuers of the Notes or the Subsidiary Guarantors of the Guarantees, the execution, delivery and performance of this Agreement by the Plains Parties, the consummation of the transactions contemplated hereby, the execution, delivery and performance of the Indenture by the Plains Parties that are parties thereto or the consummation of the transactions contemplated thereby constitutes or will constitute a violation of the Organizational Documents of the Canadian Subsidiary Guarantors or any statute, law or regulation of Canada or the Provinces of Alberta and Nova Scotia or, to the knowledge of such counsel, any order, judgment, decree or injunction of any court or governmental agency or body of Canada or the Provinces of Alberta and Nova Scotia directed to any of the Canadian Subsidiary Guarantors or their properties in a proceeding to which any of them or their property is a party.
     (xii) To the knowledge of such counsel, each of the Canadian Subsidiary Guarantors has such Permits issued by the appropriate federal or provincial or regulatory authorities as are necessary to own or lease its properties and to conduct its business as currently conducted and as proposed in the Pricing Disclosure Package and the Prospectus to be conducted, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus, and except for such Permits which, if not obtained would not reasonably be expected to, individually or in the aggregate, materially adversely effect the operations conducted by the Canadian Subsidiary Guarantors, taken as a whole.
     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Plains Parties, to the extent they deem proper, and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that such opinions are limited to federal laws of Canada and the laws of the Provinces of Alberta and Nova Scotia, excepting therefrom municipal and local ordinances and regulations and (D) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Plains Parties may be subject.
     In rendering such opinion, such counsel shall state that (A) Vinson & Elkins L.L.P. is thereby authorized to rely upon such opinion letter in connection with the transactions contemplated by this Agreement as if such opinion letter were addressed and delivered to them on the date thereof and (B) subject to the foregoing, such opinion letter may be relied upon only by the Underwriters and their counsel in connection with the transactions contemplated by this Agreement and no other use or distribution of such opinion letter may be made without such counsel’s prior written consent.
     (g) The Representatives shall have received an opinion of Baker Botts L.L.P., counsel for the Underwriters, dated the Delivery Date and addressed to the Underwriters, with respect to the offering, issuance and sale by the Issuers of the Notes and the Subsidiary Guarantors of the Guarantees, the Indenture, the Registration Statement, the Pricing Disclosure Package, the Prospectus (together with any amendment or supplement thereto) and other related matters the Underwriters may reasonably require.
     (h) At the time of the execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP, independent public accountants, letters dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letters for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the cut-off date for the procedures performed by such accountants and described in such letters shall be a date not more than five days prior to the date of such letter.
     (i) On the Delivery Date, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, dated as of the Delivery Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to paragraph (h) of this Section 7, except that the date referred to in the proviso in Section 7(h) hereof shall be a date not more than three business days prior to the Delivery Date.
     (j) The Partnership shall have furnished to the Representatives at the Delivery Date a certificate of the Partnership, signed on behalf of the Partnership by the President or any Vice President and the Chief Financial Officer of GP LLC, dated the Delivery Date, to the effect that the signers of such certificate have examined the Registration Statement, the Pricing Disclosure Package, the Prospectus and any amendment or supplement thereto, and this Agreement and that:
     (A) the representations and warranties of the Partnership in this Agreement are true and correct on and as of the Delivery Date with the same effect as if made on the Delivery Date and the Partnership has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Delivery Date;
     (B) no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Partnership’s knowledge, threatened; and
     (C) (i) the Registration Statement, as of the Effective Date, (ii) the Prospectus, as of its date and on the Delivery Date, and (iii) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statement therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading.
     (k) Plains Marketing GP Inc., a Delaware corporation (“GP Inc.”), shall have furnished to the Representatives at the Delivery Date a certificate of GP Inc., signed on behalf of GP Inc. by the President or any Vice President of GP Inc., dated the Delivery Date, to the effect that the signers of such certificate have examined the Registration Statement, the Pricing Disclosure Package, the Prospectus and any amendment or supplement thereto, and this Agreement and that the representations and warranties of each of GP Inc., Plains Marketing, Plains Pipeline, L.P., a Texas limited partnership (“Plains Pipeline”), Plains Southcap LLC, a Delaware limited liability company (“Plains Southcap”), PMC LLC, Rancho LPG Holdings LLC, a Delaware limited liability company (“Rancho LLC”), Plains LPG Services GP LLC, a Delaware limited liability company (“LPG LLC”), Plains LPG Services, L.P., a Delaware limited partnership (“LPG Services LP”), PICSCO LLC, a Delaware limited liability company (“PICSCO”), Lone Star, Plains Midstream GP LLC, a Delaware limited liability company (“Plains Midstream GP”), Plains Midstream LP and Plains Products Terminals LLC, a Delaware limited liability company (“Plains Products”), in this Agreement are true and correct on and as of the Delivery Date with the same effect as if made on the Delivery Date and each such entity has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Delivery Date.
     (l) PAA Finance shall have furnished to the Representatives at the Delivery Date a certificate of PAA Finance, signed on behalf of PAA Finance by the President or any Vice President of PAA Finance, dated the Delivery Date, to the effect that the signers of such certificate have examined the Registration Statement, the Pricing Disclosure Package, the Prospectus and any amendment or supplement thereto, and this Agreement and that the representations and warranties of PAA Finance contained in this Agreement are true and correct on and as of the Delivery Date with the same effect as if made on the Delivery Date and PAA Finance has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Delivery Date.
     (m) Pacific Energy Group LLC, a Delaware limited liability company (“Pacific Energy Group”), shall have furnished to the Representatives at the Delivery Date a certificate of Pacific Energy Group, signed on behalf of Pacific Energy Group by the President or any Vice President of Pacific Energy Group, dated the Delivery Date, to the effect that the signers of such certificate have examined the Registration Statement, the Pricing Disclosure Package, the Prospectus and any amendment or supplement thereto, and this Agreement and that the representations and warranties of each of Pacific Energy Group, Pacific L.A. Marine Terminal LLC, a Delaware limited liability company (“Pacific LA”), and Rocky Mountain Pipeline System LLC, a Delaware limited liability company (“Rocky Mountain”), contained in this Agreement are true and correct on and as of the Delivery Date with the same effect as if made on the Delivery Date and each such entity has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Delivery Date.
     (n) PMC NS shall have furnished to the Representatives at the Delivery Date a certificate of PMC NS, signed on behalf of PNC NS by the President or any Vice President of PMC NS, dated the Delivery Date, to the effect that the signers of such certificate have examined the Registration Statement, the Pricing Disclosure Package, the Prospectus and any amendment or supplement thereto, and this Agreement and that the representations and warranties of each of PMC NS and PMC LP contained in this Agreement are true and correct on and as of the Delivery Date with the same effect as if made on the Delivery Date and each such entity has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Delivery Date.
     (o) Plains Midstream Canada shall have furnished to the Representatives at the Delivery Date a certificate of Plains Midstream Canada, signed on behalf of Plains Midstream Canada by the President or any Vice President of Plains Midstream Canada, dated the Delivery Date, to the effect that the signers of such certificate have examined the Registration Statement, the Pricing Disclosure Package, the Prospectus and any amendment or supplement thereto, and this Agreement and that the representations and warranties of Plains Midstream Canada contained in this Agreement are true and correct on and as of the Delivery Date with the same effect as if made on the Delivery Date and Plains Midstream Canada has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Delivery Date.
     (p) Aurora shall have furnished to the Representatives at the Delivery Date a certificate of Aurora, signed on behalf of Aurora by the President or any Vice President of Aurora, dated the Delivery Date, to the effect that the representations and warranties of Aurora contained in this Agreement are true and correct on and as of the Delivery Date with the same effect as if made on the Delivery Date and Aurora has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Delivery Date.
     (q) At the Delivery Date, the Notes shall be rated at least “Baa3” by Moody’s Investors Services, Inc. (“Moody’s”) and “BBB-” by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), and the Issuers shall have delivered to the Underwriters a letter dated near the Delivery Date, from each such rating agency, or other evidence satisfactory to the Underwriters, confirming that the Notes have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to (A) the Notes below “Baa3” by Moody’s and “BBB-” by S&P or (B) any of the Issuers’ other debt securities by any “nationally recognized statistical rating agency,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its ratings of the Notes or any of the Issuers’ other debt securities.

     (r) The Issuers, the Subsidiary Guarantors and the Trustee shall have executed and delivered the Eighteenth Supplemental Indenture, and the Issuers shall have executed and delivered the Global Note.
     (s) At the time of the execution of this Agreement, the Representatives shall have received from the Partnership a certificate substantially in the form of Exhibit B hereto and signed by the chief financial officer of the General Partner.
          All such opinions, certificates, letters and other documents referred to in this Section 7 will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters. The Issuers shall furnish to the Underwriters conformed copies of such opinions, certificates, letters and other documents in such number as they shall reasonably request.
          If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Delivery Date by the Underwriters. Notice of such cancellation shall be given to the Issuers in writing or by telephone or facsimile confirmed in writing.
8. Expenses. The Issuers agree to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, the Incorporated Documents and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Notes; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda, and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Notes; (v) any applicable listing or other similar fees; (vi) the registration or qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) any filing fees in connection with any filings required to be made with the FINRA; (viii) the transportation and other expenses incurred by or on behalf of officers and employees of GP LLC or the Issuers in connection with presentations to prospective purchasers of the Notes; (ix) the fees and expenses of the Partnership’s accountants and the fees and expenses of counsel (including local and special counsel) for the Issuers and Guarantors; (x) any fees charged by rating agencies for rating the Notes; and (xi) the fees and expenses of the Trustee and paying agent (including related fees and expenses of any counsel for such parties).
          It is understood, however, that except as otherwise provided in this Section 8 or Section 5(j) hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on any resale of the Notes by any Underwriter, any advertising expenses connected with any offers they may make and the transportation and other expenses incurred by the Underwriters on their own behalf in connection with presentations to prospective purchasers of the Notes.
9. Default by an Underwriter. If any one or more of the Underwriters shall fail or refuse to purchase Notes that it or they are obligated to purchase hereunder on the Delivery Date, and the aggregate principal amount of Notes that such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate principal amount of the Notes that the Underwriters are obligated to purchase on the Delivery Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion that the principal amount of Notes set forth opposite its name in Schedule I hereto bears to the aggregate principal amount of Notes set forth opposite the names of all non-defaulting Underwriters or in such other proportion as the Representatives may specify in accordance with the Agreement Among Underwriters of J.P. Morgan Securities Inc. to purchase the Notes that such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Notes that it or they are obligated to purchase on the Delivery Date and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes that the Underwriters are obligated to purchase on the Delivery Date and arrangements satisfactory to the Representatives and the Issuers for the purchase of such Notes by one or more non-defaulting Underwriters or other party or parties approved by the Representatives and the Issuers are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any party hereto (other than any defaulting Underwriter). In any such case that does not result in termination of this Agreement, either the Representatives or the Issuers shall have the right to postpone the Delivery Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term “Underwriter” as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with the Representatives’ approval and the approval of the Issuers, purchases Notes that a defaulting Underwriter is obligated, but fails or refuses, to purchase.
          Any notice under this Section 9 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.
10. Termination of Agreement. This Agreement shall be subject to termination in the Representatives’ absolute discretion, without liability on the part of any Underwriter to any Plains Party, by notice to the Issuers prior to delivery of and payment for the Notes, if at any time prior to such time (i) trading in the Partnership’s Common Units shall have been suspended by the Commission or the NYSE or trading in securities generally on the New York Stock

Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established; (ii) a banking moratorium shall have been declared either by federal or New York or Texas state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or with respect to Euroclear S.A./N.V. and Clearstream Banking, société anonyme, shall have occurred; or (iii) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism, declaration by the United States of a national emergency or war or other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, the effect of which on financial markets is such as to make it, in the sole judgment of the Underwriters, impractical or inadvisable to proceed with the offering or delivery of the Notes as contemplated by the Prospectus (exclusive of any amendment or supplement thereto). Notice of such termination may be given to the Issuers by telegram, telecopy or telephone and shall be subsequently confirmed by letter.
11. Notice; Successors. Except as otherwise provided in Sections 5, 9 and 10 hereof, all communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed to the Representatives c/o J.P. Morgan Securities Inc., 383 Madison Avenue, New York, New York 10179, Attention: High Grade Syndicate Desk, Facsimile: 212-834-6081; or, if sent to any of the Plains Parties, will be mailed, delivered or telefaxed to (713) 646-4313 and confirmed to it at 333 Clay St., Suite 1600, Houston, Texas 77002, Attention: Tim Moore.
          This Agreement has been and is made solely for the benefit of the several Underwriters, the Plains Parties, their directors and officers, and the other controlling persons referred to in Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term “successor” nor the term “successors and assigns” as used in this Agreement shall include a purchaser from any Underwriter of any of the Notes in his status as such purchaser.
12. Information Furnished by the Underwriters. The statements set forth in the first paragraph under “Underwriting — Commissions and discounts,” in the paragraph under “Underwriting — Stabilization and short positions” in the Preliminary Prospectus and the Prospectus constitute the only information furnished by or on behalf of the Underwriters through the Representatives as such information is referred to in Sections 1(c), 1(d), 1(f), 1(g), 5(p), 6(a) and 6(c) hereof.
13. Research Analyst Independence. The Plains Parties acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Issuers and/or the offering that differ from the views of their respective investment banking divisions. The Plains Parties hereby waive and release, to the fullest extent permitted by law, any claims that the Plains Parties may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Plains

Parties by such Underwriters’ investment banking divisions. The Plains Parties acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.
14. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Plains Parties and the Underwriters, or any of them, with respect to the subject matter hereof.
15. Headings. The Section headings used herein are for convenience only and shall not affect the construction hereof.
16. Effective Date of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
17. No Fiduciary Duty. The Plains Parties acknowledge and agree that in connection with this offering, sale of the Notes or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the Plains Parties and any other person, on the one hand, and the Underwriters, on the other hand, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to any of the Plains Parties, including, without limitation, with respect to the determination of the public offering price of the Notes, and such relationship between the Plains Parties, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Plains Parties shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Plains Parties. The Plains Parties hereby waive any claims that they may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.
18. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. This Agreement may be signed in various counterparts that together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.
[Signature Pages Follow]

          Please confirm that the foregoing correctly sets forth the agreement among the Plains Parties and the Underwriters.

Very truly yours,

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC its General Partner

By:	PLAINS AAP, L.P. its Sole Member

By:	PLAINS ALL AMERICAN GP LLC its General Partner

	By:	/s/ Al Swanson

		Name:	Al Swanson
		Title:	Senior Vice President and Chief Financial Officer

PAA FINANCE CORP.

	By:	/s/ Al Swanson

		Name:	Al Swanson
		Title:	Senior Vice President and Chief Financial Officer
PAA Signature Page to Underwriting Agreement
1 of 8

PLAINS MARKETING GP INC.

By:	/s/ Al Swanson

Name: Al Swanson
	Title:	Senior Vice President and Chief Financial Officer

PLAINS MARKETING, L.P.

By:	PLAINS MARKETING GP INC. its General Partner

	By:	/s/ Al Swanson

		Name:	Al Swanson
		Title:	Senior Vice President and Chief Financial Officer

PLAINS PIPELINE, L.P.

By:	PLAINS MARKETING GP INC. its General Partner

	By:	/s/ Al Swanson

		Name:	Al Swanson
		Title:	Senior Vice President and Chief Financial Officer

PLAINS MARKETING CANADA LLC

By:	PLAINS MARKETING, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

	By:	/s/ Al Swanson

		Name:	Al Swanson
		Title:	Senior Vice President and Chief Financial Officer
PAA Signature Page to Underwriting Agreement
2 of 8

PLAINS LPG SERVICES GP LLC

By:	PLAINS MARKETING, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

	By:	/s/ Al Swanson

		Name:	Al Swanson
		Title:	Senior Vice President and Chief Financial Officer

PLAINS SOUTHCAP LLC

By:	PLAINS MARKETING, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

	By:	/s/ Al Swanson

		Name:	Al Swanson
		Title:	Senior Vice President and Chief Financial Officer

PICSCO LLC

By:	PLAINS MARKETING, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

	By:	/s/ Al Swanson

		Name:	Al Swanson
		Title:	Senior Vice President and Chief Financial Officer
PAA Signature Page to Underwriting Agreement
3 of 8

PLAINS MIDSTREAM GP LLC

By:	PLAINS MARKETING, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

	By:	/s/ Al Swanson

		Name:	Al Swanson
		Title:	Senior Vice President and Chief Financial Officer

PLAINS MIDSTREAM, L.P.

By:	PLAINS MIDSTREAM GP LLC its General Partner

By:	PLAINS MARKETING, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

	By:	/s/ Al Swanson

		Name:	Al Swanson
		Title:	Senior Vice President and Chief Financial Officer

PLAINS LPG SERVICES, L.P.

By:	PLAINS LPG SERVICES GP LLC its General Partner

By:	PLAINS MARKETING, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

	By:	/s/ Al Swanson

		Name:	Al Swanson
		Title:	Senior Vice President and Chief Financial Officer
PAA Signature Page to Underwriting Agreement
4 of 8

PLAINS PRODUCTS TERMINALS LLC
By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President and Chief Financial Officer

RANCHO LPG HOLDINGS LLC
By:	PLAINS LPG SERVICES, L.P.
its Sole Member

By:	PLAINS LPG SERVICES GP LLC
its General Partner

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President and Chief Financial Officer

PAA Signature Page to Underwriting Agreement
5 of 8

LONE STAR TRUCKING, LLC
By:	PLAINS LPG SERVICES, L.P.
its Sole Member

By:	PLAINS LPG SERVICES GP LLC
its General Partner

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President and Chief Financial Officer

PAA Signature Page to Underwriting Agreement
6 of 8

PACIFIC ENERGY GROUP LLC
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President and Chief Financial Officer

PACIFIC L.A. MARINE TERMINAL LLC
By:	PACIFIC ENERGY GROUP LLC
its Sole Member

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President and Chief Financial Officer

ROCKY MOUNTAIN PIPELINE SYSTEM LLC
By:	PACIFIC ENERGY GROUP LLC
its Sole Member

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President and Chief Financial Officer

PAA Signature Page to Underwriting Agreement
7 of 8

PLAINS MIDSTREAM CANADA ULC
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President – Finance

AURORA PIPELINE COMPANY LTD.
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President - Finance

PMC (NOVA SCOTIA) COMPANY
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President - Finance

PLAINS MARKETING CANADA, L.P.
By:	PMC (NOVA SCOTIA) COMPANY its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President - Finance
PAA Signature Page to Underwriting Agreement
8 of 8

The foregoing Agreement is hereby
confirmed and accepted by the Underwriters
as of the date first above written.
J.P. Morgan Securities Inc.
Banc of America Securities LLC
BNP Paribas Securities Corp.
For themselves and as Representatives of the several
Underwriters named in Schedule I hereto

By:	J.P. Morgan Securities Inc.

	By:	/s/ Robert Bottamedi Name: Robert Bottamedi
Title: Vice President

By:	Banc of America Securities LLC

	By:	/s/ Paul A. Davis Name: Paul A. Davis
Title: Managing Director

By:	BNP Paribas Securities Corp.

	By:	/s/ Jim Turner Name: Jim Turner
Title: Managing Director
Head of Debt Capital Markets
Underwriters’ Signature Page to Underwriting Agreement

SCHEDULE I

Principal Amount of
Underwriters	Notes to be Purchased
J.P. Morgan Securities Inc.	$80,000,000
Banc of America Securities LLC	80,000,000
BNP Paribas Securities Corp.	80,000,000
Mizuho Securities USA Inc.	21,000,000
Scotia Capital (USA) Inc.	21,000,000
ING Financial Markets LLC	16,000,000
SG Americas Securities, LLC	16,000,000
U.S. Bancorp Investments, Inc.	16,000,000
BBVA Securities Inc.	10,000,000
BMO Capital Markets Corp.	10,000,000
Comerica Securities, Inc.	10,000,000
Daiwa Capital Markets America Inc.	10,000,000
Morgan Stanley & Co. Incorporated.	10,000,000
Natixis Bleichroeder LLC	10,000,000
The Williams Capital Group, L.P.	10,000,000

Total	$400,000,000
Schedule I to Underwriting Agreement

SCHEDULE II
Filed Pursuant to Rule 433
Registration No. 333-162475
July 7, 2010
FINAL TERM SHEET

3.95% Senior Notes due September 15, 2015
Issuers:	Plains All American Pipeline, L.P. and PAA Finance Corp.

Guarantee:	Unconditionally guaranteed by certain subsidiaries of Plains All American Pipeline, L.P.

Trade Date:	July 7, 2010

Expected Settlement Date*:	July 14, 2010 (T+5)

Note Type:	Senior Unsecured Notes

Legal Format:	SEC Registered

Size:	$400,000,000

Maturity Date:	September 15, 2015

Coupon:	3.95%

Yield to Maturity:	3.975%

Interest Payment Dates:	March 15 and September 15, commencing September 15, 2010

Price to Public:	99.889%

Net Proceeds (after expenses) to Company:	$396,456,000

Use of Proceeds:	We expect to use the net proceeds from this offering to repay outstanding indebtedness under our credit facilities.

Benchmark Treasury:	UST 1.875% due June 30, 2015

Spread to Benchmark Treasury:	+220 bps

Benchmark Treasury Yield:	1.775%

Make-Whole Call:	T + 35 bps

CUSIP:	72650RAX0

ISIN:	US72650RAX08

Ratings**:	Baa3 (stable) by Moody’s Investors Service, Inc. BBB- (stable) by Standard & Poor’s Ratings Services

Joint Book-Running Managers:	J.P. Morgan Securities Inc. Banc of America Securities LLC BNP Paribas Securities Corp.

Co-Managers:	Mizuho Securities USA Inc.
Scotia Capital (USA) Inc.
ING Financial Markets LLC
SG Americas Securities, LLC
U.S. Bancorp Investments, Inc.
BBVA Securities Inc.
BMO Capital Markets Corp.
Comerica Securities, Inc.
Daiwa Capital Markets America Inc.
Morgan Stanley & Co. Incorporated
Natixis Bleichroeder LLC
The Williams Capital Group, L.P.
Schedule II to Underwriting Agreement

*	We expect that delivery of the notes will be made against payment therefor on or about the expected settlement date specified above, which will be the fifth business day following the date of this term sheet. Under Rule 15c6-1 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on the date of this term sheet or the following business day will be required, by virtue of the fact that the notes initially will settle in T+5, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes on the date hereof or the following business day should consult their own advisor.

**	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuers have filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuers, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling collect J.P. Morgan Securities Inc. at 1-212-834-4533, Banc of America Securities LLC at 1-800-294-1322 or BNP Paribas Securities Corp. at 1-800-854-5674.
Schedule II to Underwriting Agreement

SCHEDULE III
Domestic Subsidiary Guarantors
Plains Marketing GP Inc.
Plains Marketing, L.P.
Plains Pipeline, L.P.
Pacific Energy Group LLC
Pacific L.A. Marine Terminal LLC
Rocky Mountain Pipeline System LLC
Plains Products Terminals LLC
Plains Southcap LLC
Plains Marketing Canada LLC
Plains LPG Services GP LLC
PICSCO LLC
Plains LPG Services, L.P.
Plains Midstream GP LLC
Plains Midstream, L.P.
Lone Star Trucking, LLC
Rancho LPG Holdings LLC
Schedule III to Underwriting Agreement

SCHEDULE IV
Canadian Subsidiary Guarantors
Aurora Pipeline Company Ltd.
Plains Midstream Canada ULC
Plains Marketing Canada, L.P.
PMC (Nova Scotia) Company
Schedule IV to Underwriting Agreement

SCHEDULE V
PNG Entities
PAA Natural Gas Storage, L.P.
PNGS GP LLC
PAA Natural Gas Storage, LLC
Bluewater Natural Gas Holding, LLC
Bluewater Gas Storage, LLC
BGS Kimball Gas Storage LLC
Pine Prairie Holding LLC
Pine Prairie Energy Center, LLC
PPEC Bondholder, LLC
Schedule V to Underwriting Agreement

SCHEDULE VI
Other Subsidiaries
CDM Max, LLC
Pacific Energy GP, LP
Pacific Energy Management LLC
Pacific Pipeline System LLC
Plains West Coast Terminals LLC
Plains Marketing Bondholder LLC
SLC Pipeline LLC
Southcap Pipeline Company
PAA/Vulcan Gas Storage, LLC
Schedule VI to Underwriting Agreement

EXHIBIT A

Entity	Jurisdiction in which registered or qualified
Plains All American Pipeline, L.P.	Texas

PAA GP LLC	Texas

Plains AAP, L.P.	Texas

Plains All American GP LLC	California, Illinois, Louisiana, Oklahoma, Texas

Plains Marketing GP Inc.	California, Illinois, Louisiana, Oklahoma, Texas

Plains Marketing, L.P.	California, Illinois, Louisiana, Oklahoma

Plains Pipeline, L.P.	California, Illinois, Louisiana, Oklahoma

Pacific Energy Group LLC	California

PAA Finance Corp.	Texas

Pacific L.A. Marine Terminal LLC	None

Rocky Mountain Pipeline System LLC	Utah

Plains Products Terminals LLC	California

Plains Southcap LLC	None

Plains Marketing Canada LLC	None

Plains LPG Services GP LLC	Illinois, Texas

PICSCO LLC	Louisiana, Texas

Plains LPG Services, L.P.	California, Illinois, Oklahoma, Texas

Plains Midstream GP LLC	None

Plains Midstream, L.P.	None

Lone Star Trucking, LLC	None

Rancho LPG Holdings LLC	California, Texas

Aurora Pipeline Company Ltd.	Alberta

Plains Midstream Canada ULC	None

Plains Marketing Canada, L.P.	Saskatchewan, California, Louisiana, Maryland, Michigan, North Dakota, Oklahoma, Texas

PMC (Nova Scotia) Company	Alberta, Saskatchewan

PAA Natural Gas Storage, L.P.	Texas

PNGS GP LLC	Louisiana, Michigan, Texas
Exhibit A to Underwriting Agreement

Entity	Jurisdiction in which registered or qualified
PAA Natural Gas Storage, LLC	Louisiana, Michigan

Bluewater Natural Gas Holding, LLC	Michigan

Bluewater Gas Storage, LLC	Michigan

BGS Kimball Gas Storage LLC	Michigan

Pine Prairie Energy Center, LLC	Louisiana

PPEC Bondholder, LLC	Louisiana

A-2

Exhibit B
CHIEF FINANCIAL OFFICER’S CERTIFICATE

July 7, 2010
     The undersigned, in his capacity as the Chief Financial Officer of PAA GP LLC, a Delaware limited liability company and the general partner of Plains All American Pipeline, L.P., a Delaware limited partnership (the “Partnership”), does hereby certify that he is familiar with the accounting, operations and record systems of the Partnership and that, to his knowledge after reasonable investigation, there has not been any material adverse change in the financial position, results of operations, cash flows or net current assets of the Partnership since March 31, 2010. In addition as of the date of this certificate, the total long-term debt of the Partnership is approximately $4.35 billion.
     Capitalized terms used but not defined herein have the meanings assigned to them in the Underwriting Agreement dated as of the date hereof by and among the Partnership, PAA Finance Corp. and the subsidiary guarantors named therein and J.P. Morgan Securities Inc., Banc of America Securities LLC and BNP Paribas Securities Corp., as the representatives of the Underwriters.
     This certificate is to assist the Underwriters in conducting and documenting their investigation of the affairs of the Partnership in connection with the offering of the Notes covered by the Registration Statement, the Pricing Disclosure Package and the Prospectus.
[Signature Page Follows]
Exhibit B to Underwriting Agreement

IN WITNESS WHEREOF, the undersigned has hereunto affixed his signature as of the date first written above.

Al Swanson
Senior Vice President and Chief Financial Officer

B-2